Exhibit 99.1

CNOB May 2018 Investor Presentation

This presentation contains forward - looking statements . Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward - looking . These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them . Our actual results could differ materially from those anticipated in such forward - looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10 - K, Item 1 A, filed with the Securities and Exchange Commission . Any or all of our forward - looking statements in this presentation may turn out to be inaccurate . The inclusion of this forward - looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and : (1) changes in general economic and financial market conditions ; (2) changes in the regulatory environment ; (3) economic conditions generally and in the financial services industry ; (4) changes in the economy affecting real estate values ; (5) our ability to achieve loan and deposit growth ; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model ; (7) projected population and income growth in our targeted market areas ; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans . All forward - looking statements are necessarily only estimates of future results and actual results may differ materially from expectations . You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation . Further, any forward - looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . Forward Looking Statements

About ConnectOne Bancorp, Inc. o Client first and sense of urgency in every business decision from the top of organization to the bottom Strong Culture o Formed as a de novo in 2005 to take advantage of poor middle market customer service offered by other institutions $5.1 Billion in Total Assets ConnectOne is a high growth, high performing commercial bank serving the New York & New Jersey metro market. 3 o One of the most efficient banks in the US due to structure, leveraging technology & operating philosophy Best In - Class Efficiency o 90% of loan portfolio o 65% of deposit base Commercial Lending Focus

Strong Franchise, Attractive Markets Strategically placed offices throughout NY/NJ metro area 4 The market we operate in accounts for approximately $2 trillion of the $18 trillion United States GDP Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Expansion in the New York Market Densely populated, lucrative markets Demand for personalized service amongst small to midsize business owners o Currently represents approximately 20% of our balance sheet o More than 2 million small businesses in New York o Recent office additions in New York located in Manhattan, Long Island and Astoria

A History of Growth 5 $4.0 $4.4 $5.1 $5.2 $3.1 $3.6 $4.2 $4.2 $2.8 $3.3 $3.8 $3.7 12/31/2015 12/31/2016 12/31/2017 3/31/2018 Assets Loans Deposits $ Billions $15.49 $16.62 $17.63 12/31/2015 12/31/2016 12/31/2017 Projected 12/31/2018* Book Value Per Share $18.99 * Analyst consensus per S&P 144% 99% CNOB KBW Stock Price Performance Since Legacy CNOB IPO

High Operating* Performance 6 Technology & Infrastructure 1.14% 1.18% 1.25% 1.32% 1.37% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 ROAA ROATCE EPS Operating Efficiency Ratio * Excludes the impact of charges related to the Bank's taxi medallion portfolio and non - operating items including net gains on sal es of securities, deferred tax valuation charge, and tax benefits on employee share - based awards. See appendix for a reconciliation of GAAP and non - GAAP measures. 12.9% 13.4% 14.5% 15.6% 16.4% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 $0.38 $0.41 $0.46 $0.51 $0.53 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 44.0% 41.6% 39.3% 38.0% 42.5% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018

The financial services arena is changing quickly - ConnectOne will always be an early adopter Empowering our staff with the best possible tools and resources that enhance our excellent reputation for “sense of urgency” wit h our clients nCino Leading Edge Technology Initiatives Building for the Future 7 o Provides ConnectOne with one of the most efficient and streamlined deposit & loan operating systems in the industry o Supports our best - in - class efficiency metrics and enhances our excellent reputation for “sense of urgency” with our clients Zelle o A consortium of the top 30 banks in the country to provide real - time payments right from your mobile banking app Other Initiatives o One of the first banks to go live on Oracle’s Fusion Cloud based general ledger system o Online account opening o Advanced branch office model

Efficient Banking Model

One of the best efficiency ratios in the industry

42%
Operating Efficiency Ratio[1)]

Investments in technology enhance our loan & deposit gathering abilities

$16.9MM
Assets Per Employee

Reflects structural uniqueness of ConnectOne

Per Median*: $6.5MM

3X

We are ~3x peer median for:
- Deposits per branch office
- Loans per branch office
- Assets per branch office

Locations serve as "business hubs" supporting clients beyond geographic footprint



Technology offers ability to leverage offices to drive more business within our footprint

*Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.

1) Non-GAAP measure, see appendix for a reconciliation of GAAP and non-GAAP measures.

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9 Diversified Loan Portfolio As of 3/31/18 - $4.2 Billion* *Reflects gross loans prior to adjusting for unearned net origination fees Other CRE 36% Multifamily 34% Business Loans 23% Residential/Co nsumer 7% Type Balance Percentage Type Balance Percentage CRE - Retail $340  OOC - Warehouse / Industrial $85  CRE - Other / Misc 186  OOC - Retail 75  CRE - Office 154  OOC - Office 59  CRE - Warehouse / Industrial 132  OOC - Office / Warehouse or Mixed Use 56  CRE - Land Loan for Future Development 122  OOC - Other 34   CRE - Mixed Use 79  Total CRE - Owner Occupied 309  CRE - Land Loan (Land Only) 25   Total CRE - Non - Owner Occupied 1,038  C&I - Service 232  C&I - Schools 161  Construction - Multifamily 207  C&I - Contactors 96  Construction - 1 to 4 Family 177  C&I - Residential 1 to 4 Family 77  Construction - Other 95  C&I - Other 47  Total Construction 479  C&I - Transportation 38   Total CRE - Other $1,517  C&I - Distribution 33   C&I - Manufacturing 9   Multifamily - 25 to 64 units $519  Total C&I 693  Multifamily - 10 to 24 unit 433  Total Business Loans $1,002  Multifamily - 100 units or more 245  Multifamily - 64 units to 99 units 142  Residential - 1st Lien $232  Multifamily - 5 to 9 units 113  Home Equity - 2nd Lien (LOC) 48  Total Multifamily $1,452  Total Residential & Consumer $280

C&I C&I Loan Portfolio 10 Technology & Infrastructure Improvements focus on keeping best in class service with the pace of work our clients are accustomed to at ConnectOne 25 + Team Members Key hires with focused C&I specialties Note: excludes taxi medallion loans Niche Markets Added capabilities to further serve our niche market segments $396 MM $ 467 MM $554 MM $735 MM 12/31/14 12/31/15 12/31/16 12/31/17

11 Commitment to Strong Credit Quality Maintaining a strong credit culture o Disciplined LTV & DSC standards o Loan origination process supported by specialized teams of credit analysts o High quality direct commercial lending o No reliance on participations or wholesale loan purchases o Focus on responsible growth Comprehensive underwriting standards and processes Lending within geographic footprint Multi - faceted stress testing Continued focus on loan monitoring o NYC metro market economically strong and diverse o Every loan tested during underwriting process o Quarterly modeling performed in conjunction with ALCO processes o Annual third - party testing conducted on approximately two - thirds of the portfolio o Team of portfolio managers and loan workout specialists

Deposit Franchise 12 Demand Noninterest - bearing 20% Demand interest - bearing 16% Money Market 26% Savings 5% Time 33% Deposit Composition 3/31/2018 Total Deposits $3.7 billion 2018 Cost of Total Deposits 0.83% $2,569 $3,093 $3,470 $3,748 Year Ended 2015 Year Ended 2016 Year Ended 2017 Quarter Ended March 31, 2018 Average Total Deposits ($mm) $537 $625 $681 $725 Year Ended 2015 Year Ended 2016 Year Ended 2017 Quarter Ended March 31, 2018 Average Demand Noninterest - bearing ($mm) CAGR 14% CAGR 18%

Business Generation

- **Broadening focus on C&I by building business niches**
  - Independent Schools Division
    - ~40% of New Jersey Independent Schools are clients
    - Opportunities for expansion into NY & PA
  - Municipal Deposits
    - Amongst top 20 banks in New Jersey holding municipal deposits (based on deposit balance)
  - Law Firms
    - Newly established Escrow Division – attractive DDA capture
- **Experienced CRE Lenders & Support Staff**
  - Focus towards owner-occupied lending
- **Building a Cash Management Enterprise**
  - Hiring seasoned specialists
  - State of the art products & services
- **Technology**
  - Utilizing technology and online tools as an avenue for deposit generation
- **Building our Residential Lending Portfolio**
  - High net worth residential markets supported by strong NYC economy
  - Leveraging our asset sensitive balance sheet

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The right amount of capital o 8.31% TCE holding company o 10.20% leverage at bank o 12.31% total risk based at bank Operating ROATCE in excess of 16% Retained earnings supports growth, no equity offerings planned in foreseeable future Dividend of $0.075 per quarter; estimated payout ratio of 14%. No current plans for increase, or stock buybacks, but Board wi ll consider should performance returns exceed growth targets. Capital Allocation & Philosophy 14

A Compelling Investment Opportunity

CNOB trades at an approximately 20% discount ($6.50 per share) to median peer P/E ratio. Further, given our growth profile, we arguably should be trading above median.

Perceived Challenges		***Reality***
Funding challenges	↔	○ Continued strength in deposit growth, specifically DDA ○ High loan-to-deposit ratio is typical in our operating region ○ Strong breadth and depth of on/off balance sheet liquidity
CRE concentrations viewed negatively by regulators	↔	○ Proven track record in CRE; charge-offs near zero ○ Expansion of C&I, owner-occupied and residential lending ○ Annual regulatory exams
Operating plan is challenged	↔	○ Client first ○ Sense of Urgency ○ Driving shareholder returns *Market continues to present opportunities for an institution delivering on these values*
Price performance/ shareholder return is just average	↔	○ Since 2013, stock price appreciation ~144% vs. BKX up ~99% ○ Recent ROA (ex. taxis) 1.37%, ROATCE (ex. taxis) 16.4% ○ Well above average growth in operating EPS and Tangible Book Value per share
M&A participation unlikely	↔	○ Skilled acquiror; completed complex MOE in 2014 ○ Desirable franchise in one of the best markets in the country

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Strategy & Vision Continued Growth The Company remains well - positioned to execute Achieving Continued Deposit Growth 16 Increasing & Expanding Commercial Client Relationships Expanding Our Presence in the New York Metro Market Expanding Cash Management Capabilities Utilizing a Modern Branch Office Model Continuing to Enhance Digital Channels

“ ,, ConnectOne Bank was our recipe for success! Their responsive and creative management team offered us all the necessary ingredients to expand and serve our community of chefs, restaurants & food lovers. “ ,, Client Testimonials 17 President | James Beard Foundation Susan Ungaro “ ,, The responsiveness and general business acumen of the Executive Management and Client Service teams is unparalleled. I cant imagine a better bank to partner with to grow our firm. The ConnectOne team responds to client needs with a sense of urgency. The ability to craft timely, custom solutions is extremely valuable in our line of business. Bart Mongelli, ESQ DeCotiis, Fitzpatrick & Cole, LLP They understand construction, from the Chairman to the lending team. This has allowed us to fast track our projects in order to meet the current strong market. “ ,, Ken Hollenbeck Managing Partner | Scarini & Hollenbeck, LLC Joe Cotter Natural Resources

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19 Appendix

Commercial Real Estate Lending Focus 20 o ConnectOne has maintained high levels of CRE concentration for an extended period of time o Our combination of strong organic growth and sound asset quality is our hallmark o We continue to focus on loan diversification – Concentration mitigated by acceleration of our C&I capabilities o Risk management is a center piece of our strategy – Our policies and procedures have stood up to regulatory scrutiny o ConnectOne and Legacy ConnectOne regulated by the FDIC and NJ DOBI over the last 13+ years 436% 405% 398% 443% 399% 81% 110% 133% 125% 110% 0% 100% 200% 300% 400% 500% 600% 700% 2014 2015 2016 2017 1Q 2018 CRE as a Percentage of Total Risk Based Capital CRE Construction

Loan Funding Metrics 21

Credit Quality 0.30% 0.31% 0.28% 0.38% 0.42% 1.62% 1.36% 1.26% 1.29% 0.99% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3/31/17 6/30/17 9/30/17 12/31/17 3/31/18 NPAs/Total Assets (excluding taxi) NPAs/Total Assets 22

Appendix

Reconciliation of GAAP and non-GAAP measures

	Three Months Ended				
	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017
	(dollars in thousands, except for per share data)				
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:					
Net income	$ 4,251	$ 10,580	$ 13,077	$ 7,683	$ 11,880
Net gains on sales of securities (after taxes)	-	-	-	-	(1,093)
Deferred tax valuation charge	-	5,574	-	-	-
Tax benefit on employee share-based awards (ASU 2016-09)	(541)	-	-	(133)	(47)
Provision related to taxi medallion loans (after taxes)	13,430	-	-	-	-
Increase in valuation allowance, loans held-for-sale (after taxes)	-	182	1,776	5,719	1,538
Net income-adjusted	$ 17,140	$ 16,336	$ 14,853	$ 13,269	$ 12,278
Weighted average diluted shares outstanding	32,238,048	32,252,759	32,182,016	32,255,770	32,192,643
Diluted EPS (GAAP)	$ 0.13	$ 0.33	$ 0.41	$ 0.24	$ 0.37
Diluted EPS-adjusted (Non-GAAP) (1)	0.53	0.51	0.46	0.41	0.38
Return on Assets Measures					
Net income-adjusted	$ 17,140	$ 16,336	$ 14,853	$ 13,269	$ 12,278
Average assets	$ 5,088,823	$ 4,916,549	$ 4,713,487	$ 4,494,978	$ 4,381,707
Less: average intangible assets	(148,215)	(148,383)	(148,553)	(148,737)	(148,930)
Average tangible assets	$ 4,940,608	$ 4,768,166	$ 4,564,934	$ 4,346,241	$ 4,232,777
Return on avg. assets (GAAP)	0.34 %	0.85 %	1.10 %	0.69 %	1.10 %
Return on avg. assets-adjusted (non-GAAP) (2)	1.37	1.32	1.25	1.18	1.14

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Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	Three Months Ended				
	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017
Return on Equity Measures	(dollars in thousands)				
Net income-adjusted	$ 17,140	$ 16,336	$ 14,853	$ 13,269	$ 12,278
Average common equity	$ 575,029	$ 567,308	$ 556,620	$ 549,748	$ 539,544
Less: average intangible assets	(148,215)	(148,383)	(148,553)	(148,737)	(148,930)
Average tangible common equity	$ 426,814	$ 418,925	$ 408,067	$ 401,011	$ 390,614
Return on avg. common equity (GAAP)	3.00 %	7.40 %	9.32 %	5.61 %	8.93 %
Return on avg. common equity-adjusted (non-GAAP) (3)	12.09	11.42	10.59	9.68	9.23
Return on avg. tangible common equity (non-GAAP) (4)	4.15	10.11	12.81	7.80	12.45
Return on avg. tangible common equity-adjusted (non-GAAP) (5)	16.40	15.57	14.54	13.39	12.87
Efficiency Measures					
Total noninterest expenses	$ 17,059	$ 16,566	$ 18,641	$ 25,303	$ 18,249
Increase in valuation allowance, loans held-for-sale	-	(267)	(3,000)	(9,725)	(2,600)
Foreclosed property expense	(51)	(32)	(46)	(71)	(100)
Operating noninterest expense	$ 17,008	$ 16,267	$ 15,595	$ 15,507	$ 15,549
Net interest income (tax equivalent basis)	$ 38,610	$ 40,744	$ 37,929	$ 35,839	$ 33,956
Noninterest income	1,407	2,024	1,756	1,422	3,002
Net gains on sales of investment securities	-	-	-	-	(1,596)
Operating revenue	$ 40,017	$ 42,768	$ 39,685	$ 37,261	$ 35,362
Operating efficiency ratio (non-GAAP) (6)	42.5 %	38.0 %	39.3 %	41.6 %	44.0 %

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25 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) Mar. 31, Dec. 31, Sept. 30, June 30, Mar. 31, 2018 2017 2017 2017 2017 Capital Ratios and Book Value per Share Common equity 564,266$ 565,437$ 557,691$ 546,173$ 540,277$ Less: intangible assets (148,104) (148,273) (148,442) (148,611) (148,804) Tangible common equity 416,162$ 417,164$ 409,249$ 397,562$ 391,473$ Total assets 5,158,368$ 5,108,442$ 4,844,755$ 4,681,280$ 4,460,816$ Less: intangible assets (148,104) (148,273) (148,442) (148,611) (148,804) Tangible assets 5,010,264$ 4,960,169$ 4,696,313$ 4,532,669$ 4,312,012$ Common shares outstanding 32,175,233 32,071,860 32,015,317 32,015,317 32,004,471 Common equity ratio (GAAP) 10.94% 11.07% 11.51% 11.67% 12.11 % Tangible common equity ratio (non-GAAP) (7) 8.31 8.41 8.71 8.77 9.08 Regulatory capital ratios (Bancorp): Leverage ratio 8.65% 8.92% 9.13% 9.33% 9.44 % Common equity Tier 1 risk-based ratio 9.14 9.15 9.40 9.48 9.79 Risk-based Tier 1 capital ratio 9.25 9.26 9.52 9.60 9.92 Risk-based total capital ratio 12.66 11.04 11.34 11.46 11.83 Regulatory capital ratios (Bank): Leverage ratio 10.20% 9.84% 10.11% 10.34% 10.50 % Common equity Tier 1 risk-based ratio 10.91 10.21 10.54 10.64 11.03 Risk-based Tier 1 capital ratio 10.91 10.21 10.54 10.64 11.03 Risk-based total capital ratio 12.31 10.90 11.22 11.32 11.70 Book value per share (GAAP) 17.54$ 17.63$ 17.42$ 17.06$ 16.88$ Tangible book value per share (non-GAAP) (8) 12.93 13.01 12.78 12.42 12.23 As of (dollars in thousands, except for per share data)

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of				
	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017
Asset Quality	(dollars in thousands)				
Nonaccrual taxi medallion loans	$ 29,405	$ 46,765	$ 47,430	$ 48,884	$ 59,054
Nonaccrual loans (excluding taxi medallion loans)	20,631	18,848	13,755	14,055	12,790
Other real estate owned	1,076	538	-	580	580
Total nonperforming assets	$ 51,112	$ 66,151	$ 61,185	$ 63,519	$ 72,424
Performing troubled debt restructurings	$ 14,349	$ 14,920	$ 12,749	$ 10,221	$ 10,005
Allowance for loan losses ("ALLL")	$ 32,529	$ 31,748	$ 29,870	$ 28,401	$ 26,901
Loans receivable	$ 4,202,679	$ 4,171,456	$ 3,889,289	$ 3,761,572	$ 3,571,663
Less: taxi medallion loans	29,405	46,765	-	-	-
Loans receivable (excluding taxi medallion loans)	$ 4,173,274	$ 4,124,691	$ 3,889,289	$ 3,761,572	$ 3,571,663
Loans held-for-sale (taxi medallion loans)	$ -	$ -	$ 47,430	$ 50,891	$ 61,319
Nonaccrual loans (excluding taxi medallion loans) as a % of loans receivable (excluding taxi medallion loans)	0.49 %	0.46 %	0.35 %	0.37 %	0.36 %
Nonaccrual loans as a % of loans receivable	1.19	1.57	1.57	1.67	2.01
Nonperforming assets as a % of total assets	0.99	1.29	1.26	1.36	1.62
Nonperforming assets (excluding taxi medallion loans) as a % of total assets	0.42	0.38	0.28	0.31	0.30
ALLL as a % of loans receivable	0.77	0.76	0.77	0.76	0.75
ALLL as a % of nonaccrual loans (excluding taxi medallion loans)	157.7	168.4	217.2	202.1	210.3
ALLL as a % of nonaccrual loans	65.0	48.4	48.8	45.1	37.4

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27 Appendix Reconciliation of GAAP and non - GAAP measures (cont.) (1) Represents adjusted earnings available to common stockholders divided by weighted average diluted shares outstanding. (2) Adjusted net income divided by average assets. (3) Adjusted earnings available to common stockholders divided by average common equity. (4) Earnings available to common stockholders excluding amortization of intangibles assets divided by average tangible common equity. (5) Adjusted earnings available to common stockholders divided by average tangible common equity. (6) Operating noninterest expense divided by operating revenue. (7) Tangible common equity divided by tangible assets. (8) Tangible common equity divided by common shares outstanding at period-end.